============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K-A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 31, 2001
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                              PETROCAL INCORPORATED
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                648 First Street
                             Hermosa Beach, CA 90254
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 200-6761
                         ------------------------------
                         (Registrant's telephone number)


    Delaware                      0-28955               52-2201492
--------------                 ------------          ------------------
(State  or  other               (Commission           (I.R.S.  Employer
jurisdiction  of                File  Number)        Identification  No.)
incorporation)




ITEM  7.     FINANCIAL  STATEMENTS

Filed herewith are the financial statements that relate to the Company's Form 8-K filed with the Securities and Exchange Commission on July 31, 2001.




                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------



CONTENTS
--------



PAGE       1  INDEPENDENT AUDITORS' REPORT

PAGE       2  BALANCE SHEETS AS OF AUGUST 31, 2000 AND 1999

PAGE       3  STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
              FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999 AND
              FOR THE PERIOD FROM JUNE 2, 1998 (INCEPTION) TO
              AUGUST 31, 2000

PAGE       4  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
              (DEFICIENCY) FOR THE PERIOD FROM JUNE 2, 1998
              (INCEPTION) TO AUGUST 31, 2000

PAGE       5   STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
               AUGUST 31, 2000 AND 1999 AND FOR THE PERIOD FROM
               JUNE 2, 1998 (INCEPTION) TO AUGUST 31, 2000

PAGES  6 - 12  NOTES TO FINANCIAL STATEMENTS


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To  the  Board  of  Directors  of:
Triton-Eurasia  Petroleum,  Inc.
(A  development  stage  company)

We have audited the accompanying balance sheets of Triton-Eurasia Petroleum, Inc. (a development stage company) as of August 31, 2000 and 1999 and the related statements of operations and comprehensive loss, changes in stockholders' equity (deficiency) and cash flows for the years then ended and for the period from June 2, 1998 (inception) to August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Triton-Eurasia Petroleum, Inc. (a development stage company) as of August 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended and for the period from June 2, 1998 (inception) to August 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



WEINBERG  &  COMPANY,  P.A.


Los  Angeles,  California
October  15,  2001

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS
                                 AS OF AUGUST 31,
                            -------------------------

                                           ASSETS
                                           ------

                                                                        2000        1999
                                                                    ----------  -----------
CURRENT ASSETS
Cash                                                                 $  36,030   $   2,086
Prepaid expenses                                                        68,564       9,919
                                                                    ----------  -----------
Total Current Assets                                                   104,594      12,005
                                                                    ----------  -----------

OIL AND GAS PROPERTIES                                                  75,084           -

OIL AND GAS PROPERTIES HELD FOR SALE                                    75,085           -
                                                                    ----------  -----------
TOTAL ASSETS                                                         $ 254,763   $  12,005
--------------                                                      ==========   ===========


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
                -------------------------------------------------


CURRENT LIABILITIES
Accounts payable                                                     $   4,063   $  14,603
Due to stockholders                                                     45,385           -
Loan payable to stockholder                                             75,000           -
Accrued consulting fees                                                      -     164,635
                                                                    ----------  -----------
Total Liabilities                                                      124,448     179,238
                                                                    ----------  -----------

COMMITMENTS AND CONTINGENCIES                                                -           -

STOCKHOLDERS' EQUITY (DEFICIENCY)
Common stock, no par value, unlimited shares authorized, 9,658,764
 and 6,266,965 shares issued and outstanding                           811,663     423,359
Deficit accumulated during development stage                          (684,898)   (566,266)
Accumulated other comprehensive gain (loss)                              3,836      (4,539)
                                                                    ----------  -----------
                                                                       130,601    (147,446)
Less: subscription receivables                                            (286)    (19,787)
                                                                    ----------  -----------
Total Stockholders' Equity (Deficiency)                                130,315    (167,233)
                                                                     ----------  ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)              $ 254,763   $  12,005
-------------------------------------------------------              ==========  ==========

                 See accompanying notes to financial statements.
                                        2

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                 -----------------------------------------------




                                                                                     For The Period
                                                                                          From
                                                                                      June 2, 1998
                                                 For The Year       For The Year      (Inception) To
                                                      Ended             Ended          August 31,
                                                 August 31, 2000    August 31, 1999       2000
                                                -----------------  -----------------  -----------
COSTS AND EXPENSES
Consulting fees. . . . . . . . . . . . . . . .  $        101,189   $        441,463   $  542,652
Travel and entertainment . . . . . . . . . . .                 -            108,066      108,066
Professional fees. . . . . . . . . . . . . . .            13,729             12,033       25,762
Other general and administrative . . . . . . .             3,714              4,059        8,418
                                                -----------------  -----------------  -----------
Total Operating Expenses . . . . . . . . . . .           118,632            565,621      684,898
                                                -----------------  -----------------  -----------

LOSS FROM OPERATIONS . . . . . . . . . . . . .          (118,632)          (565,621)    (684,898)
                                                -----------------  -----------------  -----------
Provision for Income Taxes . . . . . . . . . .                 -                  -            -
                                                -----------------  -----------------  -----------
NET LOSS                                                (118,632)          (565,621)    (684,898)
----------

OTHER COMPREHENSIVE LOSS

Foreign currency translation gain (loss) . . .             8,375             (4,539)       3,836
                                                -----------------  -----------------  -----------
COMPREHENSIVE LOSS . . . . . . . . . . . . . .  $       (110,257)  $       (570,160)  $ (681,062)
                                                =================  =================  ===========
Net loss per share - basic and diluted . . . .  $          (0.01)  $         (32.38)  $    (0.18)
                                                =================  =================  ===========
Weighted average number of shares outstanding
 during the period -basic and diluted. . . . .         8,166,041             17,469    3,768,310
                                                =================  =================  ===========

                 See accompanying notes to financial statements.
                                        3

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
FOR  THE  PERIOD  FROM  JUNE  2,  1998  (INCEPTION)  TO  AUGUST  31,  2000
--------------------------------------------------------------------------

                                                                               Deficit
                                                                              Accumulated   Other
                                                                                During   Comprehensive
                                                            Common Stock     Development   Income    Subscriptions
                                                          Shares    Amount       Stage      Loss)     Receivable     Total
                                                       ------------ ---------- ----------  --------  ------------ ----------
Stock issued to founders for subscription receivable             300  $      3  $       -   $     -   $     (3)  $       -

Net loss from June 2, 1998 (inception) to August 31, 1998          -         -       (645)        -          -        (645)
                                                       ------------ ---------- ----------  --------  ------------ ----------
Balance, August 31, 1998                                         300         3       (645)        -         (3)       (645)

Stock issued for subscriptions receivable and services     3,766,665   224,612          -         -       (252)    224,360

Stock issued for conversion of notes                       2,190,034   129,212          -         -          -     129,212

Stock issued for subscriptions receivable                    309,966    19,532          -         -    (19,532)          -

Contributed services                                               -    50,000          -         -          -      50,000

Other comprehensive loss                                           -         -          -    (4,539)         -      (4,539)

Net loss, 1999                                                     -         -   (565,621)        -          -    (565,621)
                                                       ------------ ---------- ----------  --------  ------------ ----------
Balance, August 31, 1999                                   6,266,965   423,359   (566,266)   (4,539)   (19,787)   (167,233)

Stock issued for cash                                      1,253,800   119,978          -         -     19,535     139,513

Stock issued for subscriptions receivable and services       500,000    51,008          -         -        (34)     50,974

Stock issued for accrued consulting services               1,637,999   167,103          -         -          -     167,103

Contributed services                                               -    50,215          -         -          -      50,215

Other comprehensive gain                                           -         -          -     8,375          -       8,375

Net loss, 2000                                                     -         -   (118,632)        -          -    (118,632)
                                                       ------------ ---------- ----------  --------  ------------ ----------
BALANCE, AUGUST 31, 2000                                   9,658,764  $811,663  $(684,898)  $ 3,836   $   (286)  $ 130,315
                                                       ============ ========== =========== ========  ============ ==========
                                        4

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                          ---------------------------


                                                                                           For The Period
                                                               For The Year  For The Year       From
                                                                   Ended       Ended        June 2, 1998
                                                                 August 31,   August 31,   (Inception) To
                                                                    2000        1999      August 31, 2000
                                                                 ----------  ----------  -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                         $(118,632)  $(565,621)  $       (684,898)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock issued for services                                           50,974     224,360            442,437
Contributed services                                                50,215      50,000            100,215
Changes in operating assets and liabilities:
(Increase) decrease in:
Prepaid expenses                                                   (58,645)     (9,919)           (68,564)
Increase (decrease) in:
Accounts payable                                                    (8,072)     13,958              4,063
Due to stockholders                                                 45,385           -             45,385
Accrued consulting                                                       -     164,635                  -
                                                                 ----------  ----------  -----------------
Net Cash Used In Operating Activities                              (38,775)   (122,587)          (161,362)
                                                                 ----------  ----------  -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of oil and gas property                                  (150,169)          -           (150,169)
                                                                 ----------  ----------  -----------------
Net Cash Used In Investing Activities                             (150,169)          -           (150,169)
                                                                 ----------  ----------  -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Stockholder loans                                                   75,000           -             75,000
Proceeds from issuance of common stock                             139,513           -            139,513
Proceeds from issuance of notes payable                                  -     129,212            129,212
                                                                 ----------  ----------  -----------------
Net Cash Provided By Financing Activities                          214,513     129,212            343,725
                                                                 ----------  ----------  -----------------

EFFECT OF EXCHANGE RATE ON CASH                                      8,375      (4,539)             3,836
                                                                 ----------  ----------  -----------------
NET INCREASE IN CASH                                                33,944       2,086             36,030

CASH AND CASH EQUIVALENTS AT BEGINNING OF
 PERIOD                                                              2,086           -                  -
                                                                 ----------  ----------  -----------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $  36,030   $   2,086   $         36,030
-------------------------------------------                      ==========  ==========  =================




SUPPLEMENTAL  DISCLOSURE  OF  NON-CASH  INVESTING  AND  FINANCING  ACTIVITIES:
------------------------------------------------------------------------------

During 1999, a stockholder converted $129,212 of notes payable into 2,190,034 shares of common stock.

During 2000, a consultant converted $167,103 of accrued consulting fees into 1,637,999 shares of common stock.

                See accompanying notes to financial statements.
                                        5

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------



NOTE  1     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  AND  ORGANIZATION
-------     -----------------------------------------------------------------

(A)  ORGANIZATION
-----------------

Triton - Eurasia Petroleum, Inc., the ("Company") was incorporated June 2, 1998 under the Alberta Canada Business Corporations Act, specializing in the acquisition of oil and gas projects, managing and developing large oil and gas projects, accelerated incremental oil production and enhanced oil recovery.

See  Note  5  (A)  for  subsequent  merger  and  recapitalization.

The Company is in the development stage and activities to date include primarily fundraising and establishment of contracts.

(B)  USE  OF  ESTIMATES
-----------------------

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C)  CASH  AND  CASH  EQUIVALENTS
---------------------------------

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D)  OIL  AND  GAS  PROPERTIES
------------------------------

The Company follows the successful efforts method of accounting for its oil and gas operations. Under this method, all property acquisition costs and costs of exploratory and development wells are capitalized when incurred, pending determination of whether an individual well has found proved reserves. If it is determined that a well has not found proved reserves, the costs of drilling the well are expensed. The costs of development wells are capitalized whether productive or nonproductive.

Geological and geophysical costs on exploratory prospects and the costs of carrying and retaining unproved properties are expensed as incurred. An impairment allowance is provided to the extent that capitalized costs of unproved properties, on a property-by-property basis, are not considered to be realizable. Depletion, depreciation and amortization ("DD&A") of capitalized costs of proved oil and gas properties is provided on a property-by-property basis using the units of production method. The computation of DD&A takes into consideration dismantlement, restoration and abandonment costs and the anticipated proceeds from equipment salvage. The estimated dismantlement, restoration and abandonment costs are expected to be substantially offset by the estimated residual value of the lease and well equipment. An impairment loss is recorded if the net capitalized costs of proved oil and gas properties exceed the aggregate undiscounted future net revenues determined on a property-by-property basis. The impairment loss recognized equals the excess of net capitalized costs over the related fair value determined on a property-by-property basis.

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------

Properties held for resale are also periodically reviewed to determine if they have been impaired. If impairment exists, a loss is recognized by providing an impairment allowance. Abandonments of oil and gas leases held for resale are charged to expense.

As of August 31, 2000 and 1999, the Company has not begun any production or drilling and no DD&A or impairment losses have been taken.

(E)  FOREIGN  CURRENCY  TRANSLATION
-----------------------------------

The functional currency of the Company is the local Canadian currency. The financial statements of the Company are translated to United States dollars using year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder' equity as other comprehensive income or (loss).

(F)  COMPREHENSIVE  INCOME  (LOSS)
----------------------------------

The foreign currency translation gain or (loss) resulting from the translation of the financial statements expressed in Canadian dollars to United States dollars is reported as other comprehensive (loss) in the statement of operations and stockholders' equity (deficiency).

(G)  STOCK  OPTIONS  AND  WARRANTS
----------------------------------

In accordance with Statement of Financial Accounting Standards No. 123, ("SFAS 123") the Company has elected to account for Stock Options issued to employees under Accounting Principles Board Opinion No. 25 ("APB Opinion No. 25") and related interpretations. The Company accounts for stock options issued to non-employees under the fair value method of SFAS 123.

(H)  INCOME  TAXES
------------------

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The company is organized in Canada and no tax benefit is expected from the tax credits in the future.

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------

(I)  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
--------------------------------------------

The carrying amounts of the Company's financial instruments, including accounts payable, accrued expenses, and notes payable, approximate fair value due to the relatively short period to maturity for these instruments.

(J)  NEW  ACCOUNTING  PRONOUNCEMENTS
------------------------------------

The  Financial  Accounting  Standards  Board  has  recently  issued  several new
Statements of Financial Accounting Standards. Statement No. 141, "Business Combinations" supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in Statement No. 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

Statement No. 142, "Goodwill and Other Intangible Assets" supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------

Statement No. 143 "Accounting for Asset Retirement Obligations" establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

The future adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

(K)  LOSS  PER  SHARE
---------------------

Basic and diluted net loss per common share for the years ended August 31, 2000 and 1999 and for the period from June 2, 1998 (inception) to August 31, 2000 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". As of August 31, 2000 and 1999 there are no common stock equivalents outstanding.

(L)  BUSINESS  SEGMENTS
-----------------------

The Company operates in one segment and therefore segment information is not presented.

NOTE  2     OIL  AND  GAS  PROPERTIES
-------     -------------------------

Oil and gas properties at August 31, 2000 and 1999 consisted of the following (successful efforts method):

                                           2000
                                         ----------

                              Proved     $      -
                            Unproved       75,084
                                         -----------
      Less: Accumulated depreciation            -
                                         -----------
        Oil and gas properties - net     $ 75,084
                                         ===========

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------

There was no depreciation expense for the years ended August 31, 2000 and 1999, as the assets were not placed into operation until 2001.

On April 25, 2001, the Company exercised its option, to sell its rights, interest and title to a surface drill site held for sale at its recorded value, which is equal to its approximate fair value.

NOTE  3     RELATED  PARTY  TRANSACTIONS
-------     ----------------------------

CONSULTING  SERVICES
--------------------

During the period ended August 31, 1999, a shareholder of the Company performed engineering, research and business development studies in the Russian Federation. The Company expensed $167,103 related to these services during 1999.

NOTE  4     STOCKHOLDERS'  DEFICIENCY
-------     -------------------------

(A)  ISSUANCE  OF  COMMON  STOCK  TO  FOUNDERS
----------------------------------------------

During the period ended August 31, 1998, the Company issued 300 shares of common stock for a subscription receivable of $3.

(B)  CONVERSION  OF  NOTES  INTO  COMMON  STOCK
-----------------------------------------------

During the year ended August 31, 1999, notes payable, of $129,212, were converted into 2,190,034 common shares. These shares were valued at the fair market value for financial reporting purposes based on concurrent cash offering prices on the conversion date and no gain or loss was realized on this transaction.

(C)  ISSUANCE  OF  COMMON  STOCK  FOR  SERVICES
-----------------------------------------------

During the year ended August 31, 1999, 3,766,665 common shares were issued for services to various consultants. The shares were valued at $224,612, the fair market value for financial reporting purposes based on concurrent cash offering prices at the date of issuance.

During the year ended August 31, 2000, 1,637,999 and 500,000 common shares, respectively, were issued for services to various consultants and outside contractors. The shares were valued at $167,103, and $50,974, respectively, the fair market value for financial reporting purposes based on concurrent cash offering prices at the date of issuance.

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------


(D)  ISSUANCE  OF  COMMON  STOCK  FOR  CASH
-------------------------------------------

During the year ended August 31, 1999, 309,966 common shares were issued for subscriptions receivable of $19,532.

During the year ended August 31, 2000, 1,253,800 common shares were issued for cash of $119,978.

(E)  IN-KIND  CONTRIBUTION
--------------------------

During 2000 and 1999, the Company's president did not receive a salary for services performed on behalf of the Company. There is no intent to pay the president for his past services but has recorded compensation expense for these services with an offset to common stock. Several factors were considered in estimating the amount of contributed services provided, including the level and type of services.

NOTE  5     SUBSEQUENT  EVENTS
-------     ------------------

(A)  MERGER  AND  RECAPITALIZATION
----------------------------------

On July 31, 2001, the Company consummated an agreement with Petrocal, Incorporated (formerly known as Guardian Acquisition Corporation), a Delaware corporation, pursuant to which the Company exchanged all of its 13,018,764 then issued and outstanding shares of common stock with an equal number of shares of common stock of Petrocal, Incorporated. As a result of the transaction (the "Transaction"), the Company became a wholly owned subsidiary of Petrocal, Incorporated and all of the shareholders of the Company became stockholders of Petrocal, Incorporated holding approximately 96% of the issued and outstanding common stock of Petrocal. The Transaction will be accounted for as an acquisition by the Company and as a recapitalization by Petrocal.

Petrocal issued 300,000 shares of common stock and warrants for 300,000 shares of common stock in partial compensation for legal services rendered to the Company in connection with the Transaction. As part of the consideration for the Transaction, the pre-Transaction stockholders of Petrocal, Incorporated was issued warrants for 300,000 shares of common stock.

(B)  SALE  OF  COMMON  STOCK
----------------------------

During 2001, the Company issued 2,610,000 shares of common stock for cash proceeds of $261,000.

(C)  ISSUANCE  OF  NOTES  PAYABLE
---------------------------------

During 2001, the Company borrowed $150,000 from two individuals and issued notes payable to them. The notes accrue interest at 9% and are due December 21, 2001.

                         TRITON-EURASIA PETROLEUM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                         AS OF AUGUST 31, 2000 AND 1999
                      ------------------------------------

(D)  CONVERSION  OF  STOCKHOLDER  LOAN
--------------------------------------

During 2001, a shareholder converted $75,000 in loans to 750,000 shares of common stock. The shares were valued at fair value based on concurrent cash offering prices. No gain or loss was recognized on the conversion.

(E)  PAYMENTS  ON  SUBSCRIPTIONS  RECEIVABLE
--------------------------------------------

During  2001,  the  Company collected, the outstanding subscriptions receivable.

(F)  SUBSEQUENT  OPERATIONS
---------------------------

During  2001,  the  Company  has  begun  production  from  two  operating wells.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 31,  2001

                                        PETROCAL  INCORPORATED


                                   By:  /s/  Darren  V.  Katic
                                        -----------------------
                                        Darren  V.  Katic,  President